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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 29, 2006



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:  (972) 518-1300


                                Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02.  Results of Operations and Financial Condition.

 On March 30, 2006, the Carrington Laboratories, Inc. (the "Company") issued a press release reporting its financial results for the year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.carringtonlabs.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in attached exhibit
 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


 Item 4.01   Changes in Registrant's Certifying Accountant

 1. On March 29, 2006, Grant Thornton LLP ("Grant Thornton") notified the Company that it will decline to stand for reappointment as the Company's independent registered public accounting firm for the year ending December 31, 2006. Effective at the earlier of (a) May 15, 2006, the date the Company anticipates filing its Form 10-Q for the quarter ended March 31, 2006 with the Securities and Exchange Commission ("SEC"), or (b) the appointment of a new independent registered public accounting firm by the audit committee of the Company's board of directors, Grant Thornton will no longer be the Company's independent registered public accounting firm of record.

 2. The Company's audit committee has commenced a search for a new independent registered public accountant.

 3. Grant Thornton performed audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2005. Grant Thornton's reports did not contain an adverse opinion or disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

 4. During the fiscal years ended December 31, 2004 and 2005 and through the date of this Current Report, (a) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (b) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

 5. The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested Grant Thornton to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter to the SEC, dated March 30, 2006.


 Item 9.01.  Financial Statements and Exhibits.

      (c)    Exhibits.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in attached exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
       16.1             Letter of Grant Thornton LLP, dated March 30, 2006,
                        addressed to the Securities and Exchange Commission.

       99.1             Press release dated March 30, 2006.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.


 Date:  March 30, 2006         By: /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer

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                              INDEX TO EXHIBITS

      Exhibit
      Number    Description
      ------    -----------
       16.1     Letter of Grant Thornton LLP, dated March 30 2006,
                addressed to the Securities and Exchange Commission.

       99.1     Press Release dated March 30, 2006.